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CUSIP No. 303051106                                                Page 14 of 15

                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of February 10, 2006, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Factory Card & Party Outlet Corp., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                         MIDWOOD CAPITAL PARTNERS, L.P.

                                         By: Midwood Capital Management, LLC
                                                  General Partner

                                         By: /s/ David E. Cohen
                                         ------------------------------------
                                         David E. Cohen
                                         Manager


                                         MIDWOOD CAPITAL
                                         PARTNERS QP, L.P.

                                         By: Midwood Capital Management, LLC
                                                  General Partner

                                         By: /s/ David E. Cohen
                                         ------------------------------------
                                         David E. Cohen
                                         Manager


                                         MIDWOOD CAPITAL
                                         MANAGEMENT, LLC

                                         By: /s/ David E. Cohen
                                         ------------------------------------
                                         David E. Cohen
                                         Manager
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CUSIP No. 303051106                                                Page 15 of 15

                                         DAVID E. COHEN

                                         By: /s/ David E. Cohen
                                         ------------------------------------
                                         David E. Cohen



                                         ROSS D. DEMONT

                                         By: /s/ Ross D. DeMont
                                         ------------------------------------
                                         Ross D. DeMont